Exhibit 99.4

TWENTY-THIRD AMENDMENT TO CREDIT AGREEMENT

THIS TWENTY-THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 10, 2014, by and among Dialogic Corporation, a British Columbia corporation (“Borrower”), Dialogic Inc., a Delaware corporation formerly known as Veraz Networks, Inc. (“Parent”), Wells Fargo Foothill Canada ULC, an unlimited corporation existing under the laws of Alberta, as administrative agent for the Lenders (“Administrative Agent”), and the financial institutions named as lenders on the signature pages hereto (the “Lenders”).

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 5, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower and Parent have requested that Administrative Agent and Required Lenders amend the Credit Agreement in certain respects and, subject to the terms and conditions specified herein, Borrower, Parent and Required Lenders have agreed to do so as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating the definition of “Availability Block” as follows:

“Availability Block” means an availability block in the amount of $1,750,000.

(b) Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating the definition of “Maximum Revolver Amount” as follows:

“Maximum Revolver Amount” means $13,000,000; provided that the Maximum Revolver Amount shall be reduced to $12,000,000 on and at all time after January 1, 2015.

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of the following conditions (each in form and substance satisfactory to Administrative Agent):

(a) each party hereto shall have executed and delivered this Amendment to Administrative Agent;

(b) Administrative Agent shall have received fully executed copies of the Consent and Reaffirmation attached hereto;

(c) Administrative Agent shall have received, for its own account, an amendment fee in the amount of $50,000, which fee shall be fully earned and payable as of the date hereof; and

(d) no Default or Event of Default shall have occurred and be continuing.

4. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and the Lenders:

(a) after giving effect to this Amendment and the Term Loan Amendment, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if made on and as of such date, except (i) to the extent such representations and warranties expressly refer to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless otherwise qualified by materiality, Material Adverse Changes or a dollar threshold, in which case they shall be true in all respects) on and as of such earlier date and (ii) to the extent that any Schedule relating to any such representation and warranty was not required to be updated pursuant to the terms of the Credit Agreement (it being understood that the Administrative Agent has not requested any such update);

(b) no Default or Event of Default has occurred and is continuing; and

(c) this Amendment constitutes a legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

5. Release.

(a) In consideration of the agreements of Administrative Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Parent and each Subsidiary of Parent, on behalf of itself, its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, Lenders, Wells Fargo, Wells Fargo Capital Finance, LLC, Wells Fargo Capital Finance, Inc., Wells Fargo Bank, N.A. and their successors and assigns, and their present and former shareholders, predecessors, directors, officers, attorneys, employees, agents and other representatives and their affiliates, subsidiaries and divisions engaged in the provision of financial services to Borrower and any of its subsidiaries (Administrative Agent, each Lender, Wells Fargo, Wells Fargo Capital Finance, LLC, Wells Fargo Capital Finance, Inc., Wells Fargo Bank, N.A. and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively,

“Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Parent or such Subsidiary or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Parent and each Subsidiary of Parent understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of Parent and each Subsidiary of Parent agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6. Miscellaneous.

(a) Expenses. Each of Parent and each Subsidiary of Parent agrees to pay on demand all costs and expenses of Administrative Agent (including the reasonable fees and expenses of outside counsel for Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

(b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the province of Ontario, Canada.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

DIALOGIC CORPORATION, a British Columbia corporation

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

DIALOGIC, INC., a Delaware corporation formerly known as Veraz Networks, Inc.

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel

WELLS FARGO FOOTHILL CANADA ULC, as Administrative Agent and as a Lender

By	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

CONSENT AND REAFFIRMATION

Dialogic (US) Inc., formerly known as Dialogic Inc. (“Dialogic US”), Cantata Technology, Inc. (“Cantata”), Dialogic Distribution Limited (“Dialogic Ireland”), Dialogic Networks (Israel) Ltd. (“Dialogic Israel”) and Dialogic do Brasil Comercio de Equipamentos Para Telecomunicacao Ltda., formerly known as Veraz Networks Do Brasil Comercio De Equipamentos Para Telecomunicacao Ltda. (“Dialogic Brazil”; Dialogic US, Cantata, Dialogic Ireland, Dialogic Israel and Dialogic Brazil are each, individually, a “Guarantor” and, collectively, the “Guarantors”) each hereby (i) acknowledges receipt of a copy of the foregoing Twenty-Third Amendment to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Credit Agreement dated as of March 5, 2008 (as amended through the date hereof) by and among Dialogic Inc., formerly known as Veraz Networks, Inc., Dialogic Corporation, Wells Fargo Foothill Canada ULC, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”)), (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment (including without limitation, Sections 5 and 6(a) thereof); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) reaffirms its obligations under each of the other Loan Documents to which it is a party (collectively, the “Reaffirmed Loan Documents”). Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Administrative Agent nor the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

The undersigned further agree that after giving effect to the Amendment, each Reaffirmed Loan Document shall remain in full force and effect.

IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

DIALOGIC (US) INC.,
a Delaware corporation formerly known as Dialogic Inc.

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Secretary

CANTATA TECHNOLOGY, INC., a Massachusetts corporation

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

DIALOGIC DISTRIBUTION LIMITED
(a company organized under the laws of Ireland)

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

SIGNED SEALED AND DELIVERED AS A DEED

By	/s/ Anthony Housefather
the attorney for and on behalf of DIALOGIC DISTRIBUTION LIMITED in the presence of:

Witness:	/s/ Stephen Becker

Print Name:	Stephen Becker
Print Address:	6700, Chemin de la Cote-de-Liesse
Suite 100
Saint-Laurent, Quebec
H4T 2B5 Canada

DIALOGIC NETWORKS (ISRAEL) LTD., a limited liability company incorporated under the laws of Israel

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

DIALOGIC DO BRASIL COMERCIO DE EQUIPAMENTOS PARA TELECOMUNICACAO LTDA., a limited liability company duly organized and existing under the laws of Brazil, f/k/a Veraz Networks Do Brasil Comercio De Equipamentos Para Telecomunicacao Ltda.

By:	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	EVP, Corporate Affairs and General Counsel